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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

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                                   FORM 8-K



                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 8, 1999
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                          SEROLOGICALS CORPORATION
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           (Exact name of registrant as specified in its charter)


          Delaware                  0-26126              58-2152225
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     (State of other jurisdiction)                  (Commission file number)
(IRS Employer Identification No.)


           780 Park North Blvd.
                Suite 110
            Clarkston, Georgia                          30021
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   (Address of Principal executive offices)           (Zip code)

Registrant's telephone number, including area code:  (404) 296-5595


     (Former name or former address, if changed since last report)




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Item 5.  Other Events

     On September 8, 1999, Serologicals Corporation issued a press release, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it expects a loss in its third fiscal quarter due to shipping days, other product related issues and certain one-time, non-cash charges.


Item 7.  Financial Statements and Exhibits

         a)     Exhibits
                99.1 Press Release of the Company dated September 8, 1999.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Serologicals Corporation
                                              (Registrant)


September 10, 1999                        By: /s/ Russell H. Plumb
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                                               Russell H. Plumb
                                               Vice President, Finance and
                                               Chief Financial Officer